Morgan Stanley U.S. Financials, Payments, & CRE Conference June 15, 2022 The Huntington National Bank is Member FDIC. ®, Huntington® and Huntington. Welcome.® are federally registered service marks of Huntington Bancshares Incorporated. ©2022 Huntington Bancshares Incorporated.

Morgan Stanley US Financials, Payments & CRE Conference Disclaimer CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and related variants and mutations and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the possibility that the anticipated benefits of the transaction with TCF are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington does business; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2021 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

Morgan Stanley US Financials, Payments & CRE Conference  Drive organic growth across all business segments  Deliver sustainable, top quartile financial performance  Stability and resilience through risk management; maintaining an aggregate moderate-to-low risk profile through-the-cycle Huntington: A Purpose-Driven Company Our Vision Become the country’s leading people-first, digitally powered bank Purpose Drives Performance 3 Our Purpose We make people’s lives better, help businesses thrive, and strengthen the communities we serve

Morgan Stanley US Financials, Payments & CRE Conference Key Messages 1 2 3 Executing on robust FY 2022 plan – driving sustainable revenue growth; increasing guidance to incorporate May rate curve outlook and Capstone Cost savings delivered – on track for Q2 core expenses of ~$1 billion; maintaining disciplined expense management 4 Strong credit quality – across commercial and consumer portfolios 4 Addition of key capabilities through bolt-on acquisitions – executing on strategic priorities in payments and commercial

Strategic Update

Driving cost savings and net interest income expansion, carrying organic growth momentum forward, with bolt-ons providing new growth opportunities

Delivering Profitable Growth

- Continued path to sequential Pre-Provision Net Revenue growth supported by executing on priorities and achieving TCF cost savings as expected
  - Cost savings fully realized in Q2
- Poised to benefit from yield curve and growing Net Interest Income

Driving Organic Growth

- Loans tracking to high single digit expectations; up QTD through May in both consumer and commercial
  - Late-stage pipelines higher versus year-end, up 83% YoY, and up 22% QoQ
- Average deposits continue modest growth QTD through May; maintaining disciplined pricing approach
- Growth in key strategic areas in fee income, including payments, capital markets, and wealth management

Strong Credit Quality

- Well positioned with disciplined approach and aggregate moderate-to-low risk profile through-the-cycle
- ACL as percent of loans and leases of 1.87%, top quartile versus peers (1Q22)

Enterprise Payments

- Formed an Enterprise group, with a dedicated payments executive
- Acquired fintech Torana in May – now known as **Huntington Choice Pay,** enhancing B2C payments capabilities
- Launched an enhanced consumer cash back credit card in March

Awards / Accolades

- Awarded #1 regionally for the fourth year in a row for mobile banking app in the **J.D. Power 2022 U.S. Banking Mobile App Satisfaction Study**(1)
- **Forbes Best Large Employers** Ranked #7 for Banking and Financial Services




Forbes 2022
AMERICA'S
BEST LARGE
EMPLOYERS

#1

2019 ✓ 2020 ✓ 2021 ✓ 2022 ✓

(1) For J.D. Power 2022 award information, visit jdpower.com/awards

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Morgan Stanley US Financials, Payments & CRE Conference Strategic Priorities Driving Acquisition and Deepening Market Expansion • Targeted and deliberate growth in new attractive markets: • Middle Market & Mid-Corporate: Twin Cities, Denver, Chicago Equipment & Inventory Finance • Leverage size and scale of combined platform Amplifying Expertise and Capabilities Corporate Banking • Up-market focus in Mid-Corporate and Middle Market opportunities • Leverage expertise through industry verticals and specialization: • Healthcare, Asset-based Lending, Franchise, Tech / Telecom Capital Markets • Continue to increase penetration, aligned with up-market focus • Added expertise in public finance, syndications, sales and trading • Expand advisory capabilities Treasury Management • Grow share of wallet and deepen customer relationships • Technology-enabled solutions that address customer pain points and improve efficiency Extending Digital Digital Transformation • Enhanced digital products and capabilities with a focus on the customer journey, servicing efficiency, and leveraging our EDGE relationship manager analytics platform Commercial Banking Strategy Focused on acquiring and deepening customer relationships, leveraging expertise Commercial Banking Middle Market Corporate Banking* Commercial Real Estate Equipment & Inventory Finance Capital Markets Treasury Management 6 *Corporate Banking Verticals: Mid-Corporate Specialty Commercial • Healthcare • Asset-based Lending • Franchise • Tech / Telecom 1 2 3 4 5 6

Capstone Partners Acquisition Expected to Close June 15

Capstone adds approximately 50% to capital markets revenues

Capstone Overview

CAPSTONE PARTNERS

- An independent, at scale, middle market investment bank and advisory firm, with **expertise across 12 dedicated industry groups,** serving the full business lifecycle of clients
- **Headquartered in Boston and Denver**
- 175+ employees across 12 offices in the U.S.
- Active sell-side M&A, in addition to Capital Advisory and Financial Advisory Services
- Strong cultural fit with Huntington; aligned with strategic priorities and customer centric approach
- **2022 U.S. Middle Market Investment Bank of the Year,** by M&A Today

Transaction Overview

Expected Close Date:

June 15th

✓ Announced March 1, 2022

✓ Regulatory approval (FINRA)

Capital Market Fees



($ in millions)
$90
$108
$123
$125
$151
$168
$96
~$260 +
CAGR: 15.8%
2017
2018
2019
2020
2021
1Q22 Annualized
Capstone(1)
Pro forma Scale

(1) Capstone based on historical 3-year average revenues

Morgan Stanley US Financials, Payments & CRE Conference | 7 | Huntington

Capstone Revenue Synergies

Leveraging Capstone's recognized expertise with Huntington's scale and footprint

- Complementary deal with existing and new industry verticals, accelerating growth and diversifying revenue
- Team based nationally, including commercial hubs in Denver, Boston, Dallas, and Chicago

	Industry Verticals	Capstone	HBAN
Complements Existing Industry Specialization	**Industrials**	✓	✓
	Health & Medical	✓	✓
	Tech, Media, Telecom	✓	✓
Leverage HBAN's Existing Middle Market Exposures	Building Products	✓	✓
	Business Services	✓	✓
	Consumer & Retail	✓	✓
	Education and Training	✓	✓
	Industrial Tech	✓	✓
	Transportation & Logistics	✓	✓
Adds Capabilities, Expertise in Expanded Sectors	Aerospace & Defense	✓	
	Energy & Power	✓	
	FinTech & Services	✓	

Revenue Synergies

1 Leverage the power and depth of Huntington relationships to accelerate Capstone deal flow

~10k *existing mid market clients benefitting from Capstone expertise*

2 Deliver Capstone's advisory expertise and scale to Huntington's commercial customers

12 *Capstone industry verticals*

650+ *collective deals completed*

170+ *Industry awards*

3 Building upon Capstone verticals and capabilities to expand Specialty Banking

+ *Opportunity to add incremental specialty banking sectors*

Morgan Stanley US Financials, Payments & CRE Conference | 8 | Huntington

2022 Outlook

Strong PPNR expansion driven by revenue and loan growth; realizing cost savings

	4Q22 vs. 4Q21 Prior Guidance As of 4/21/22	4Q22 vs. 4Q21 **Updated Guidance** As of 6/15/22	Commentary
Average Loans (ex-PPP) Non-GAAP 4Q21 baseline = $107.5 billion	Up high single digits	Up high single digits	Driven mainly by commercial, as well as mortgage, auto and RV/marine
Net Interest Income (ex-PPP, ex-PAA) Non-GAAP 4Q21 baseline = $1.085 billion	Up mid to high teens	Up high teens	Supported by earning asset growth and higher net interest margin
Noninterest Income 4Q21 baseline = $515 million	Flat to down low single digits	Up low to mid single digits	Driven by payments, wealth mgmt., capital markets, SBA sale gains, and addition of Capstone; offset by mortgage banking and continued Fair Play evolution
Expense (ex-notable items) Non-GAAP 4Q21 baseline = $1.034 billion	~$1 billion by 2Q22	2Q22: ~$1 billion 4Q22: Core up modestly from 2Q22, plus ~$25 million from Capstone and Torana	Cost savings from TCF completed in 2Q22; 4Q guidance driven by core expenses related to revenue growth, Capstone and Torana
Net Charge-offs FY 2021 baseline = 22 basis points	**FY 2022:** ~20 bps	**FY 2022:** ~20 bps	

***Updated guidance inclusive of Capstone acquisition (expected to be completed on June 15)**

Other Assumptions

- Assumes consensus economic outlook and GDP growth; yield curve as of end of May
- Tax rate of 18 - 19%

Morgan Stanley US Financials, Payments & CRE Conference | 9 | Huntington